UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 10, 2011

GREAT SOUTHERN BANCORP, INC.

(Exact name of Registrant as specified in its Charter)

Maryland	0-18082	43-1524856
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

1451 East Battlefield, Springfield, Missouri	65804
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (417) 887-4400

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

    Set forth below is presentation material of Great Southern Bancorp, Inc.

23

24

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

GREAT SOUTHERN BANCORP, INC.

Date August 10, 2011	By:	/s/ Joseph W. Turner
Joseph W. Turner
President and Chief Executive Officer

Great Southern

NASDAQ: GSBC

August 10, 2011

Forward Looking Information

When used in this presentation and in other filings by the Company with the Securities and Exchange Commission (the "SEC"), in the Company's press releases or other public or shareholder communications, and in oral statements made with the approval of an authorized executive officer, the words or phrases "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," "intends" or similar expressions are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain risks and uncertainties, including, among other things, (i) expected cost savings, synergies and other benefits from the Company's merger and acquisition activities might not be realized within the anticipated time frames or at all, and costs or difficulties relating to integration matters, including but not limited to customer and employee retention, might be greater than expected; (ii) changes in economic conditions, either nationally or in the Company's market areas; (iii) fluctuations in interest rates; (iv) the risks of lending and investing activities, including changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses; (v) the possibility of other-than-temporary impairments of securities held in the Company's securities portfolio; (vi) the Company's ability to access cost-effective funding; (vii) fluctuations in real estate values and both residential and commercial real estate market conditions; (viii) demand for loans and deposits in the Company's market areas; (ix) legislative or regulatory changes that adversely affect the Company's business, including, without limitation, the Dodd-Frank Wall Street Reform and Consumer Protection Act and its implementing regulations, and the new overdraft protection regulations and customers' responses thereto; (x) monetary and fiscal policies of the Federal Reserve Board and the U.S. Government and other governmental initiatives affecting the financial services industry; (xi) results of examinations of the Company and the Bank by their regulators, including the possibility that the regulators may, among other things, require the Company to increase its allowance for loan losses or to write-down assets; (xii) the uncertainties arising from the Company's participation in the TARP Capital Purchase Program, including impacts on employee recruitment and retention and other business and practices, uncertainties concerning the potential redemption by us of the U.S. Treasury's preferred stock investment under the program, including the timing of, regulatory approvals for, and conditions placed upon, any such redemption and uncertainties associated with our anticipated participation in the U.S. Treasury's Small Business Lending Fund; (xiii) costs and effects of litigation, including settlements and judgments; and (xiv) competition. The Company wishes to advise readers that the factors listed above could affect the Company's financial performance and could cause the Company's actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements.

The Company does not undertake-and specifically declines any obligation-to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

About Great Southern Bancorp, Inc.



LE MARS
SIOUX CITY
SOUTH SIOUX CITY
IOWA
ONAWA
JOHNSTON
ANKENY
NEWTON
MONROE
WEST DES MOINES
FORT CALHOUN
BELLEVUE
NEBRASKA
MISSOURI
KANSAS
PRAIRIE VILLAGE
DE SOTO
LEE'S SUMMIT
OLATHE
OVERLAND PARK
SPRING HILL
OTTAWA
PAOLA
OSAWATOMIE
COLUMBIA
ST. CHARLES
CREVE COEUR
CLAYTON
DES PERES
OSAGE BEACH
CLIMAX SPRINGS
GREENVIEW
CAMDENTON
IOLA
NEVADA
STOCKTON
BUFFALO
LEBANON
LAMAR
PARSONS
SPRINGFIELD
CABOOL
JOPLIN
REPUBLIC
AURORA
NIXA
OZARK
AVA
NEOSHO
KIMBERLING CITY
FORSYTH
BRANSON
WEST PLAINS
THAYER
ROGERS
ARKANSAS

- ✓ $3.4 billion in assets
- ✓ $2.0 billion in loans
- ✓ $2.6 billion in deposits
- ✓ 152,000 households
- ✓ 76 Banking Centers
- ✓ 1,090 associates
- ✓ Banking, Investments, Insurance & Travel

A Retrospective Look

	12/31/07	06/30/11
Assets	$2.4 billion	$3.4 billion
Net Loans	$1.8 billion	$1.9 billion
Construction & land development exposure*	$919 million	$282 million
Loan loss allowance	$25.5 million	$40.5 million
Loan loss allowance/total loans*	1.38%	2.43%
Customer deposits (excluding brokered deposits)	$1.1 billion	$2.3 billion
Cash and cash equivalents	$80.5 million	$355.4 million
Common equity	$189.9 million	$257.7 million
Book Value Per Common Share	$14.17	$19.14

*excluding loans covered by loss share

Pre-tax Income vs.
Pre-tax Pre-provision Income

2006 to 2010 and Through Six Months Ended 06/30/2011

(IN THOUSANDS)



$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
-$20,000
$44,602
$50,052
$43,64
$49,117
-$8,179
$44,021
$98,052
$133,852
$32,759
$68,389
$15,345
$31,976
2006
2007
2008
2009
2010
6/30/2011
Pre-tax Income
Pre-tax Pre-provision Income

Composition of Deposits

2007 to 2010 and Through 06/30/2011

($ IN BILLIONS)



$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$1.77
5.0%
33.7%
23.9%
37.4%
$1.91
8.8%
42.3%
21.3%
27.6%
$2.71
13.2%
9.9%
37.1%
39.8%
$2.60
8.4%
5.6%
36.1%
49.9%
$2.62
10.6%
3.5%
35.1%
50.8%
2007
2008
2009
2010
06/30/11
Checking & Savings
CDs
Brokered CDs
CDARS Customer

Loan Portfolio Mix

Excluding Covered Loans



40%
35%
30%
25%
20%
15%
10%
5%
0%
2007
2008
2009
2010
6/30/2011
Construction & Land Development
Commercial Real Estate
Single Family RE
Multifamily RE

Total Net Loans


At Year-end 2007 to 2010 and at June 30, 2011
(in Thousands)
$2,200,000
$2,000,000
$1,800,000
$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$1,820,111
$1,721,691
$2,091,394
$1,899,386
$1,919,683
2007
2008
2009
2010
6/30/2011

Loan Loss Reserve to Total Loans


2.60%
2.40%
2.20%
2.00%
1.80%
1.60%
1.40%
1.20%
1.00%
1.38%
1.66%
2.35%
2.48%
2.43%

	2007	2008	2009[1]	2010[1]	6/30/2011[1]
GSBC	1.38%	1.66%	2.35%	2.48%	2.43%

[1] Excludes acquired loans covered by loss share agreement

GSBC Capital Ratios



18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
9.6%
16.5%
17.7%
7.4%
12.6%
Tier 1 Leverage
Tier 1 Risk-based
Total Risk-based
TCE/Assets
TCE/RWA
2007
2008
2009
2010
6/30/2011
Well capitalized level as defined by regulatory agencies

GSBC Earnings

2007 to 2010 and Through Six Months Ended 06/30/2011



$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
-$10,000
(IN THOUSANDS)
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
-$1.00
$2.15
-$0.35
$4.44
$1.46
$0.73
Six Months Ended 6/30/2010
$0.69 EPS
$9,676
2007
2008
2009
2010
6/30/2011
Net Income
Diluted Common EPS

Net Interest Income

2007 to 2010 and Through Six Months Ended 06/30/2011



$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
(IN THOUSANDS)
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
Net Interest Income
Net Interest Margin
3.24%
$71,405
3.01%
$71,583
3.03%
$89,263
3.93%
$125,341
3.32%*
$105,889*
Six Months Ended 6/30/2010
$53,695
5.13%
3.49%*
$79,653
$54,172*
2007
2008
2009
2010
6/30/2011

*Net interest income and net interest margin excluding increases from additional yield accretion of the discount on the acquired loan pools.

Non-interest Income

2007 to 2010 and Through Six Months Ended 06/30/2011



(IN THOUSANDS)
$122,784
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
$30,546
$28,144
$31,952
Six Months Ended 6/30/2010 $23,137
$18,823*
-$3,930
2007
2008
2009
2010
6/30/2011

*Non-interest income excluding amortization (expense) recorded relating to reductions of expected reimbursements under loss sharing agreements with the FDIC.

Non-interest Expense

2007 to 2010 and Through Six Months Ended 06/30/2011


(IN THOUSANDS)
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
$51,707
$55,706
$78,195
$88,904
Six Months Ended 06/30/2010
$42,951
$43,747
2007
2008
2009
2010
6/30/2011

2011 Focus

- THE CUSTOMER
- Credit Improvement
- Margin Improvement
- Acquisition Opportunities
- Efficiency
- Regulatory Environment

2011 New Banking Centers



SIOUX CITY
SOUTH SIOUX CITY
ONAWA
IOWA
JOHNSTON
ANKENY
NEWTON
MONROE
WEST DES MOINES
FORT CALHOUN
BELLEVUE
NEBRASKA
MISSOURI
KANSAS
DE SOTO
OLATHE
OVERLAND PARK
SPRING HILL
OTTAWA
PAOLA
OSAWATOMIE
COLUMBIA
ST. CHARLES
CREVE COEUR
CLAYTON
DES PERES
OSAGE BEACH
CLIMAX SPRINGS
CAMDENTON
IOLA
NEVADA
STOCKTON
LEBANON
LAMAR
PARSONS
SPRINGFIELD
CABOOL
JOPLIN
REPUBLIC
AURORA
NIXA
OZARK
AVA
NEOSHO
KIMBERLING CITY
FORSYTH
BRANSON
WEST PLAINS
THAYER
ROGERS
ARKANSAS

Clayton

May 2011

(new location)

Springfield

August 2011

(relocation)

Olathe

1st Quarter 2012

(relocation)

NON-GAAP RECONCILIATION

This presentation contains certain financial information determined by methods other than in accordance with Generally Accepted Accounting Principles ("GAAP"). These non-GAAP financial measures include pre-tax, pre-provision income and tangible common equity. We calculate pre-tax, pre-provision income by adding provision for loan losses to income before income taxes. Management believes pre-tax, pre-provision income is useful in assessing the Company's core performance and trends, particularly during periods of economic stress. We calculate tangible common equity by subtracting preferred stock and goodwill and other intangible assets from total ending stockholders' equity. Management believes it is a standard practice in the banking industry to provide this information, and further believes this information is useful in analyzing the relative strength of the Company's capital position.

These non-GAAP financial measures are supplemental and are not a substitute for any analysis based on GAAP financial measures. Because not all companies use the same calculation of non-GAAP measures, this presentation may not be comparable to other similarly titled measures as calculated by other companies.

Non-GAAP Reconciliation: Pre-tax Pre-provision Income

(in thousands)	FY 2006	FY 2007	FY 2008	FY 2009	FY 2010	Six Months Ended 06/30/11
Pre-tax Income	$44,602	$43,642	($8,179)	$98,052	$32,759	$15,345
Add: Provision for Loan Losses	5,450	5,475	52,200	35,800	35,630	16,631
Pre-tax, Pre-provision Earnings	$50,052	$49,117	$44,021	$133,852	$68,389	$31,976

Non-GAAP Reconciliation: Tangible Common Equity

(in thousands)	At 12/31/08	At 12/31/09	At 12/31/10	At 06/30/11
Total Shareholders' Equity	$234,087	$298,908	$304,009	$314,395
Less: Preferred Stock	55,580	56,017	56,480	56,723
Less: Goodwill & Other Intangibles	1,687	6,216	5,395	4,980
Tangible Common Equity	$176,820	$236,675	$242,134	$252,692

Loan Portfolio Data

Portfolio Diversification

Excluding Loans Covered by Loss Share

6/30/11 Balance of $1,679,334 (000's)


Commercial Business
$169,346
10%
Industrial Revenue Bonds
$62,829
4%
Consumer*
$174,947
10%
Single Family Real Estate
$241,992
14%
Const & Land Development
$231,927
14%
Commercial Real Estate
$568,518
34%
Multifamily Real Estate
$229,775
14%

***Includes Home Equity Loans of $44,825**

6/30/10 Balance of $1,631,466 (000's)


Commercial Business
$150,831
9%
Industrial Revenue Bonds
$54,177
3%
Consumer*
$174,413
11%
Single Family Real Estate
$244,326
15%
Const & Land Development
$277,134
17%
Commercial Real Estate
$528,594
33%
Multifamily Real Estate
$201,991
12%

***Includes Home Equity Loans of $45,319**

Portfolio Diversification

Loans Covered by Loss Share

6/30/11 Balance of $373,062 (000's)


Commercial Business
$26,995
7%
Industrial Revenue Bonds
$6,248
2%
Consumer*
$40,520
11%
Single Family Real Estate
$74,653
20%
Const & Land Development
$49,644
13%
Commercial Real Estate
$149,266
40%
Multifamily Real Estate
$25,736
7%

*Includes Home Equity Loans of $15,255

6/30/10 Balance of $516,981 (000's)


Commercial Business
$46,045
9%
Industrial Revenue Bonds
$9,740
2%
Consumer*
$54,239
10%
Single Family Real Estate
$111,281
22%
Const & Land Development
$86,931
17%
Commercial Real Estate
$180,871
35%
Multifamily Real Estate
$27,874
5%

*Includes Home Equity Loans of $18,685

Portfolio by Region

Excluding Loans Covered by Loss Share

6/30/11 Balance of $1,679,334 (000's)



Other Regions
$241,963
15%
Kansas
$40,031
2%
Iowa
$43,877
3%
Fayetteville MSA
$72,796
4%
Other Missouri
$137,223
8%
Joplin MSA
$50,083
3%
Kansas City MSA
$116,456
7%
Branson MSA
$179,516
11%
St Louis MSA
$321,609
19%
Springfield MSA
$475,780
28%

6/30/10 Balance of $1,631,466 (000's)



Other Regions
$243,457
15%
Kansas
$27,881
2%
Iowa
$30,660
2%
Fayetteville MSA
$109,712
7%
Other Missouri
$124,479
8%
Joplin MSA
$53,153
3%
Kansas City MSA
$100,942
6%
Branson MSA
$195,467
12%
St Louis MSA
$247,021
15%
Springfield MSA
$498,694
30%

Portfolio by Region

Loans Covered by Loss Share

6/30/11 Balance of $373,062 (000's)


Other Regions
$103,088
28%
Kansas City MSA
$102,547
27%
Kansas
$20,842
5%
Other Missouri
$21,092
6%
Iowa
$125,493
34%

6/30/10 Balance of $516,981 (000's)


Other Regions
$145,925
28%
Kansas City MSA
$139,119
27%
Kansas
$27,067
5%
Other Missouri
$28,178
6%
Iowa
$176,692
34%

Commercial Real Estate

Excluding Loans Covered by Loss Share

6/30/11 Balance of $568,518 (000's)



Industrial
$28,701
5%
Storage
$29,727
5%
Other
$32,919
6%
Retail
$104,676
19%
Recreation
$32,450
6%
Office
$81,323
14%
Healthcare
$102,316
18%
Restaurant
$29,200
5%
Motel / Hotel
$127,206
22%

6/30/10 Balance of $528,594 (000's)



Other
$32,601
6%
Retail
$108,054
21%
Storage
$32,079
6%
Industrial
$14,299
3%
Recreation
$27,900
5%
Office
$52,742
10%
Restaurant
$26,056
5%
Healthcare
$118,020
22%
Motel / Hotel
$116,843
22%

Commercial Real Estate

Loans Covered by Loss Share

6/30/11 Balance of $149,266 (000's)


Other
$16,837
11%
Storage
$2,641
2%
Retail
$53,431
36%
Industrial
$23,052
16%
Recreation
$1,784
1%
Healthcare
$4,548
3%
Office
$31,712
21%
Restaurant
$4,206
3%
Motel / Hotel
$11,055
7%

6/30/10 Balance of $180,871 (000's)


Storage
$6,332
4%
Other
$20,799
12%
Retail
$60,437
33%
Industrial
$32,661
18%
Recreation
$2,073
1%
Healthcare
$6,223
3%
Office
$37,113
21%
Restaurant
$5,524
3%
Motel / Hotel
$9,709
5%

Nonperforming by Type

Excluding Loans Covered by Loss Share

6/30/11 Balance of $25,259 (000's)


Commercial Business
$1,443
6%
Consumer*
$851
4%
Single Family Real Estate
$5,578
22%
Industrial Revenue Bonds
$2,110
8%
Const & Land Development
$6,847
27%
Commercial Real Estate
$5,337
21%
Multifamily Real Estate
$3,093
12%

*Includes Home Equity Loans of $108

6/30/10 Balance of $23,551 (000's)


Commercial Business
$963
4%
Consumer*
$897
4%
Single Family Real Estate
$6,091
26%
Const & Land Development
$9,208
39%
Commercial Real Estate
$4,052
17%
Multifamily Real Estate
$2,340
10%

*Includes Home Equity Loans of $112

Nonperforming by Region

Excluding Loans Covered by Loss Share

6/30/11 Balance of $25,259 (000's)


Fayetteville MSA
$3,465
14%
Other Regions
$864
3%
Springfield MSA
$6,572
26%
Other Missouri
$1,267
5%
Joplin MSA
$294
1%
Kansas City MSA
$2,118
8%
St Louis MSA
$2,718
11%
Branson MSA
$7,961
32%

6/30/10 Balance of $23,551 (000's)


Other Regions
$969
4%
Springfield MSA
$6,161
26%
Fayetteville MSA
$6,422
27%
St Louis MSA
$155
1%
Other Missouri
$3,910
17%
Joplin MSA
$509
2%
Branson MSA
$5,425
23%

Great Southern

NASDAQ: GSBC